FORM 3 JOINT FILER INFORMATION


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
         Name:                                                             Marr Technologies NV

         Address:                                                          Van Engelenweg 21 A
                                                                           Curacao
                                                                           Netherlands Antilles

         Designated Filer:                                                 Marr Technologies BV

         Issuer & Ticker Symbol:                                           Calypte Biomedical Corporation "CYPT"

         Date of Event
         Requiring Statement:                                              9/30/03

         Signature:                                                        By:  /s/ George Praag
                                                                               ---------------------------------------
                                                                                Name:   George Praag
                                                                                Title:  Director of C.T.M. Corporation
                                                                                        N.V.




         Name:                                                             Marr Technologies Limited

         Address:                                                          Suite 240,
                                                                           Barkly Wharf,
                                                                           Le Caudan Waterfront,
                                                                           Port Louis,
                                                                           Mauritius

         Designated Filer:                                                 Marr Technologies BV

         Issuer & Ticker Symbol:                                           Calypte Biomedical Corporation "CYPT"

         Date of Event
         Requiring Statement:                                              9/30/03

         Signature:                                                        By:   /s/ Marat R. Safin
                                                                               ---------------------------------------
                                                                               Name:  Marat R. Safin
                                                                               Title: Director




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                                                                                                                      EXHIBIT 99


                                            FORM 3 JOINT FILER INFORMATION


         Name:                                                             Marr Group Holdings Limited

         Address:                                                          Suite 240,
                                                                           Barkly Wharf,
                                                                           Le Caudan Waterfront,
                                                                           Port Louis,
                                                                           Mauritius

         Designated Filer:                                                 Marr Technologies BV

         Issuer & Ticker Symbol:                                           Calypte Biomedical Corporation "CYPT"

         Date of Event
         Requiring Statement:                                              9/30/03

         Signature:                                                        By:   /s/ Marat R. Safin
                                                                               ---------------------------------------
                                                                               Name:  Marat R. Safin
                                                                               Title: Director





         Name:                                                             Marat R. Safin

         Address:                                                          46 Clapham Common North Side
                                                                           London SW4 0AA
                                                                           United Kingdom

         Designated Filer:                                                 Marr Technologies BV

         Issuer & Ticker Symbol:                                           Calypte Biomedical Corporation "CYPT"

         Date of Event
         Requiring Statement:                                              9/30/03

         Signature:                                                        /s/ Marat R. Safin
                                                                           -----------------------------------------
                                                                           Name: Marat R. Safin
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